Risk management	12 Months Ended
Dec. 31, 2017
Risk management
Risk management

36. Risk management

General risk management principles

The Group has a systematic and structured approach to risk management across business operations and processes. Key risks and opportunities are identified primarily against business targets either in business operations or as an integral part of financial planning. Key risks and opportunities are analyzed, managed, monitored and identified as part of business performance management with the support of risk management personnel. The Group’s overall risk management concept is based on managing the key risks that would prevent the Group from meeting its objectives, rather than solely focusing on eliminating risks. The principles documented in the Nokia Enterprise Risk Management Policy, approved by the Audit Committee of the Board of Directors, require risk management and its elements to be integrated into key processes. One of the main principles is that the business or function head is also the risk owner, although all employees are responsible for identifying, analyzing and managing risks as appropriate to their roles and duties. Risk management covers strategic, operational, financial and hazard risks. Key risks and opportunities are reviewed by the Group Leadership Team and the Board of Directors in order to create visibility on business risks as well as to enable prioritization of risk management activities. In addition to the principles defined in the Nokia Enterprise Risk Management Policy, specific risk management implementation is reflected in other key policies.

Financial risks

The objective for treasury activities is to guarantee sufficient funding at all times and to identify, evaluate and manage financial risks. Treasury activities support this aim by mitigating the adverse effects on the profitability of the underlying business caused by fluctuations in the financial markets, and by managing the capital structure by balancing the levels of liquid assets and financial borrowings. Treasury activities are governed by the Nokia Treasury Policy approved by the Group President and CEO which provides principles for overall financial risk management and determines the allocation of responsibilities for financial risk management activities. Operating procedures approved by the Group CFO cover specific areas such as foreign exchange risk, interest rate risk, credit and liquidity risk as well as the use of derivative financial instruments in managing these risks. The Group is risk averse in its treasury activities.

Financial risks are divided into market risk covering foreign exchange risk, interest rate risk and equity price risk; credit risk covering business-related credit risk and financial credit risk; and liquidity risk.

Market risk

Foreign exchange risk

The Group operates globally and is exposed to transaction and translation foreign exchange risks. Transaction risk arises from foreign currency denominated assets and liabilities together with foreign currency denominated future cash flows. Transaction exposures are managed in the context of various functional currencies of Group companies. Material transactional foreign exchange exposures are hedged, unless hedging would be uneconomical due to market liquidity and/or hedging cost. Exposures are defined using transaction nominal values. Exposures are mainly hedged with derivative financial instruments, such as forward foreign exchange contracts and foreign exchange options. The majority of financial instruments hedging foreign exchange risk have a duration of less than a year. The Group does not hedge forecast foreign currency cash flows beyond two years.

As the Group has entities where the functional currency is other than the euro, the shareholders’ equity is exposed to fluctuations in foreign exchange rates. Equity changes caused by movements in foreign exchange rates are shown as currency translation differences in the consolidated financial statements. The Group may use forward foreign exchange contracts, foreign exchange options and foreign currency denominated loans to hedge its foreign exchange exposure arising from foreign net investments.

Currencies that represent a significant portion of the currency mix in outstanding financial instruments as of December 31 are as follows:

EURm	USD	JPY	CNY	INR
2017
Foreign exchange derivatives used as cash flow hedges, net(1)	(803)	(230)	–	–
Foreign exchange derivatives used as fair value hedges, net(2)	(84)	–	–	–
Foreign exchange derivatives used as net investment hedges, net(3)	(2 839)	–	(728)	(403)
Foreign exchange exposure from statement of financial position items, net	(3 365)	196	(765)	(352)
Foreign exchange derivatives not designated in a hedge relationship, carried at fair value through profit and loss, net(4)	1 777	(411)	577	446
Cross-currency/interest rate hedges	1 377	–	–	–
2016
Foreign exchange derivatives used as cash flow hedges, net(1)	–	(158)	–	–
Foreign exchange derivatives used as fair value hedges, net(2)	(397)	–	–	–
Foreign exchange derivatives used as net investment hedges, net(3)	(1 418)	–	–	(104)
Foreign exchange exposure from statement of financial position items, net	(2 172)	434	(227)	(236)
Foreign exchange derivatives not designated in a hedge relationship, carried at fair value through profit and loss, net(4)	1 747	(174)	(587)	104
Cross-currency/interest rate hedges	1 051	(328)	–	–

(1)

Used to hedge the foreign exchange risk from forecasted highly probable cash flows related to sales, purchases and business acquisition activities. In some currencies, especially the U.S. dollar, the Group has substantial foreign exchange risks in both estimated cash inflows and outflows. The underlying exposures for which these hedges are entered into are not presented in the table as they are not financial instruments.

(2)

Used to hedge foreign exchange risk from contractual firm commitments. The underlying exposures for which these hedges are entered into are not presented in the table as they are not financial instruments.

(3)	Used to hedge net investment exposure. The underlying exposures for which these hedges are entered into are not presented in the table as they are not financial instruments.
(4)

Items on the statement of financial position and some probable forecasted cash flows denominated in foreign currencies are hedged by a portion of foreign exchange derivatives not designated in a hedge relationship and carried at fair value through profit and loss.

The methodology for assessing market risk exposures: Value-at-risk

The Group uses the Value-at-Risk (“VaR”) methodology to assess exposures to foreign exchange risks. The VaR-based methodology provides estimates of potential fair value losses in market risk-sensitive instruments as a result of adverse changes in specified market factors, at a specified confidence level over a defined holding period. The Group calculates the foreign exchange VaR using the Monte Carlo method which simulates random values for exchange rates in which the Group has exposures and takes the non-linear price function of certain derivative instruments into account. The VaR is determined using volatilities and correlations of rates and prices estimated from a sample of historical market data, at a 95% confidence level, using a one-month holding period. To put more weight on recent market conditions, an exponentially weighted moving average is performed on the data with an appropriate decay factor. This model implies that within a one-month period, the potential loss will not exceed the VaR estimate in 95% of possible outcomes. In the remaining 5% of possible outcomes the potential loss will be at minimum equal to the VaR figure and, on average, substantially higher. The VaR methodology relies on a number of assumptions which include the following: risks are measured under average market conditions, changes in market risk factors follow normal distributions, future movements in market risk factors are in line with estimated parameters and the assessed exposures do not change during the holding period. Thus, it is possible that, for any given month, the potential losses at a 95% confidence level are different and could be substantially higher than the estimated VaR.

The VaR figures for the Group’s financial instruments which are sensitive to foreign exchange risks are presented in the table below. The VaR calculation includes foreign currency denominated monetary financial instruments, such as available-for-sale investments, loans and accounts receivable, investments at fair value through profit and loss, cash, loans and accounts payable; foreign exchange derivatives carried at fair value through profit and loss which are not in a hedge relationship and are mostly used to hedge the statement of financial position foreign exchange exposure; and foreign exchange derivatives designated as forecasted cash flow hedges and net investment hedges. Most of the VaR is caused by these derivatives as forecasted cash flow and net investment exposures are not financial instruments as defined in IFRS 7, Financial Instruments: Disclosures, and thus not included in the VaR calculation.

	2017	2016
EURm	VaR from financial instruments
As of December 31	144	83
Average for the year	205	111
Range for the year	144-267	73-149

Interest rate risk

The Group is exposed to interest rate risk either through market value fluctuations of items on the consolidated statement of financial position (“price risk”) or through changes in interest income or expenses (“refinancing” or “reinvestment risk”). Interest rate risk mainly arises through interest-bearing liabilities and assets. Estimated future changes in cash flows and the structure of the consolidated statement of financial position also expose the Group to interest rate risk. The objective of interest rate risk management is to mitigate adverse impacts arising from interest rate fluctuations on the consolidated income statement, cash flow, and financial assets and liabilities while taking into consideration the Group’s target capital structure and the resulting net interest rate exposure.

Interest rate profile of interest-bearing assets and liabilities as of December 31:

	2017		2016
EURm	Fixed rate	Floating rate(1)	Fixed rate	Floating rate(1)
Assets	889	7 581	2 107	7 410
Liabilities	(3 637)	(57)	(3 845)	(113)
Assets and liabilities before derivatives	(2 748)	7 524	(1 738)	7 297
Interest rate derivatives	1 371	(1 371)	1 358	(1 328)
Assets and liabilities after derivatives	(1 377)	6 153	(380)	5 969

(1)	All investments and credit support-related liabilities with initial maturity of three months or less are considered floating rate for the purposes of interest rate risk management.

Interest rate exposure is monitored and managed centrally. The Group uses selective sensitivity analyses to assess and measure interest rate exposure arising from interest-bearing assets, interest-bearing liabilities and related derivatives. Sensitivity analysis determines an estimate of potential fair value changes in market risk-sensitive instruments by varying interest rates in currencies in which the Group has material amounts of financial assets and liabilities while keeping all other variables constant. The Group’s sensitivity to interest rate exposure in the investment and debt portfolios is presented in the table below. Sensitivities to credit spreads are not reflected in the numbers.

	2017			2016
	Impact on	Impact	Impact	Impact on	Impact	Impact
EURm	fair value	on profit	on OCI	fair value	on profit	on OCI
Interest rates – increase by 100 basis points	126	2	(1)	181	(3)	(2)
Interest rates – decrease by 50 basis points	(67)	(1)	–	(99)	2	1

Equity price risk

In 2017 and 2016, the Group did not have exposure to equity price risk from publicly listed equity shares as it does not have significant investments. The private funds where the Group has investments are investing primarily in private equity and may, from time to time, have investments also in public equity. Such investments have not been included in this disclosure.

Other market risk

In certain emerging market countries there are local exchange control regulations that provide for restrictions on making cross-border transfers of funds as well as other regulations that impact the Group’s ability to control its net assets in those countries.

Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Group. Credit risk arises from credit exposures to customers, including outstanding receivables, financial guarantees and committed transactions, as well as financial institutions, including bank and cash, fixed income and money-market investments, and derivative financial instruments. Credit risk is managed separately for business-related and financial credit exposures.

The maximum exposure to credit risk for outstanding customer finance loans is limited to the book value of financial assets as included in the consolidated statement of financial position:

EURm	2017	2016
Loan commitments given but not used	495	223
Outstanding customer finance loans(1)	160	129
Total	655	352

(1)	Includes acquired customer loans on a fair value basis. Excludes EUR 33 million (EUR 33 million in 2016) which are considered to be uncollectible and have been provisioned.

Business-related credit risk

The Group aims to ensure the highest possible quality in accounts receivable as well as customer- or third party loan receivables. The Credit Risk Management Standard Operating Procedure, approved by the Group CFO, lays out the framework for the management of the business-related credit risks. The Credit Risk Management Standard Operating Procedure sets out that credit decisions are based on credit evaluation in each business, including credit rating and limits for larger exposures, according to defined principles. Group level limit approvals are required for material credit exposures. Credit risks are monitored in each business and, where appropriate, mitigated on case by case basis with the use of letters of credit, collaterals, sponsor guarantees, credit insurance, and sale of selected receivables.

Credit exposure is measured as the total of accounts receivable and loans outstanding from customers and committed credits. Accounts receivable do not include any major concentrations of credit risk by customer. The top three customers account for approximately 4.3%,  3.8% and 2.6% (3.5%,  3.0% and 2.4% in 2016) of accounts receivable and loans due from customers and other third parties as of December 31, 2017. The top three credit exposures by country account for approximately 17.4%,  13.4% and 5.3% (19.1%,  8.6% and 7.4% in 2016) of the Group’s accounts receivable and loans due from customers and other third parties as of December 31, 2017. The 17.4% credit exposure relates to accounts receivable in China (19.1% in 2016).

The Group has provided allowances for doubtful accounts on accounts receivable and loans due from customers and other third parties not past due based on an analysis of debtors’ credit ratings and credit histories. The Group establishes allowances for doubtful accounts that represent an estimate of expected losses at the end of the reporting period. All receivables and loans due from customers are considered on an individual basis to determine the allowances for doubtful accounts. The total of accounts receivable and loans due from customers is EUR 7 232 million (EUR 7 101 million in 2016). The gross carrying amount of accounts receivable, related to customer balances for which valuation allowances have been recognized, is EUR 3 161 million (EUR 2 439 million in 2016). The allowances for doubtful accounts for these accounts receivable as well as amounts expected to be uncollectible for acquired receivables are EUR 259 million (EUR 301 million in 2016).

Aging of past due receivables not considered to be impaired as of December 31:

EURm	2017	2016
Past due 1-30 days	67	102
Past due 31-180 days	94	141
More than 180 days	117	223
Total	278	466

Financial credit risk

Financial instruments contain an element of risk resulting from changes in the market price due to counterparties becoming less creditworthy or risk of loss due to counterparties being unable to meet their obligations. Financial credit risk is measured and monitored centrally by Treasury. Financial credit risk is managed actively by limiting counterparties to a sufficient number of major banks and financial institutions, and by monitoring the creditworthiness and the size of exposures continuously. Additionally, the Group enters into netting arrangements with all major counterparties, which give the right to offset in the event that the counterparty would not be able to fulfill its obligations. The Group enters into collateral agreements with certain counterparties, which require counterparties to post collateral against derivative receivables.

Investment decisions are based on strict creditworthiness and maturity criteria as defined in the Treasury-related policies and procedures. As a result of this investment policy approach and active management of outstanding investment exposures, the Group has not been subject to any material credit losses in its financial investments in the years presented.

Breakdown of outstanding fixed income and money-market investments by sector and credit rating grades ranked as per Moody’s rating categories as of December 31:

EURm	Rating(1)	Due within 3 months	Due between 3 and 12 months	Due between 1 and 3 years	Due between 3 and 5 years	Due beyond 5 years	Total(2)(3)(4)
2017
Banks	Aaa	607	–	–	–	–	607
	Aa1-Aa3	398	74	69	–	–	541
	A1-A3	1 808	247	240	191	45	2 531
	Baa1-Baa3	455	232	125	–	–	812
	Ba1-B3	35	–	2	–	–	37
	Non-rated	38	–	–	–	–	38
Governments	A1-A3	1	2	–	–	–	3
Other	Aa1-Aa3	24	10	39	–	–	73
	A1-A3	10	53	78	–	–	141
Total		3 376	618	553	191	45	4 783
2016
Banks	Aaa	1 054	–	–	–	–	1 054
	Aa1-Aa3	410	201	35	–	–	646
	A1-A3	1 405	211	387	116	–	2 119
	Baa1-Baa3	893	728	–	–	–	1 621
	Ba1-Ba3	15	–	–	–	–	15
	Non rated	42	–	–	–	–	42
Governments	A1-A3	–	–	274	53	–	327
Other	Aa1-Aa3	45	30	1	–	–	76
	A1-A3	52	61	13	–	–	126
	Baa1-Baa3	6	13	5	–	–	24
Total		3 922	1 244	715	169	–	6 050

(1)	Bank Parent Company ratings are used here for bank groups. In some emerging markets countries, actual bank subsidiary ratings may differ from the Parent Company rating.
(2)

Fixed income and money-market investments include term deposits, structured deposits, investments in liquidity funds and investments in fixed income instruments classified as available-for-sale investments and investments at fair value through profit and loss. Liquidity funds invested solely in government securities are included under Governments. Other liquidity funds are included under Banks.

(3)

Instruments that include a call feature have been presented at their final maturities, if any. Instruments that are contractually due beyond 3 months include EUR 701 million (EUR 566 million in 2016) of instruments that have a call period of less than 3 months.

(4)

Includes EUR 5 million of restricted investments (EUR 5 million in 2016) within fixed income and money-market investments. These are restricted financial assets under various contractual or legal obligations.

96% (97% in 2016) of the Group’s cash at bank of EUR 3 497 million (EUR 3 276 million in 2016) is held with banks of investment grade credit rating.

Financial assets and liabilities subject to offsetting under enforceable master netting agreements and similar arrangements as of December 31:

				Related amounts not set off in the statement of financial position
EURm	Gross amounts of financial assets/ (liabilities)	Gross amounts of financial liabilities/ (assets) set off in the statement of financial position	Net amounts of financial assets/ (liabilities) presented in the statement of financial position	Financial instruments assets/(liabilities)	Cash collateral received/(pledged)	Net amount
2017
Derivative assets	197	–	197	135	38	24
Derivative liabilities	(268)	–	(268)	(145)	(100)	(23)
Total	(71)	–	(71)	(10)	(62)	1
2016
Derivative assets	235	–	235	153	73	9
Derivative liabilities	(236)	–	(236)	(128)	(96)	(12)
Total	(1)	–	(1)	25	(23)	(3)

The financial instruments subject to enforceable master netting agreements and similar arrangements are not offset in the consolidated statement of financial position where there is no intention to settle net or realize the asset and settle the liability simultaneously.

Liquidity risk

Liquidity risk is defined as financial distress or extraordinarily high financing costs arising from a shortage of liquid funds in a situation where outstanding debt needs to be refinanced or where business conditions unexpectedly deteriorate and require financing. Transactional liquidity risk is defined as the risk of executing a financial transaction below fair market value or not being able to execute the transaction at all within a specific period of time. The objective of liquidity risk management is to maintain sufficient liquidity, and to ensure that it is available fast enough without endangering its value in order to avoid uncertainty related to financial distress at all times.

The Group aims to secure sufficient liquidity at all times through efficient cash management and by investing in short-term liquid interest-bearing securities and money-market investments. Depending on its overall liquidity position, the Group may pre-finance or refinance upcoming debt maturities before contractual maturity dates. The transactional liquidity risk is minimized by entering into transactions where proper two-way quotes can be obtained from the market.

Due to the dynamic nature of the underlying business, the Group aims to maintain flexibility in funding by maintaining committed and uncommitted credit lines. As of December 31, 2017 committed revolving credit facilities totaled EUR 1 579 million (EUR 1 579 million in 2016).

Significant current long-term funding programs as of December 31, 2017:

Issuer:	Program:	Issued
Nokia Corporation	Euro Medium-Term Note Program, totaling EUR 5 000 million	1 250

Significant current short-term funding programs as of December 31, 2017:

Issuer:	Program:	Issued
Nokia Corporation	Local commercial paper program in Finland, totaling EUR 750 million	-

The following table presents an undiscounted cash flow analysis for financial liabilities and financial assets that are presented on the consolidated statement of financial position, and “off-balance sheet” instruments such as loan commitments, according to their remaining contractual maturity. The line-by-line analysis does not directly reconcile with the consolidated statement of financial position.

EURm	Total	Due within 3 months	Due between 3 and 12 months	Due between 1 and 3 years	Due between 3 and 5 years	Due beyond 5 years
2017
Non-current financial assets
Long-term loans receivable	112	21	–	77	4	10
Current financial assets
Short-term loans receivable	92	6	86	–	–	–
Available-for-sale investments, including cash equivalents(1)	4 797	3 381	621	558	192	45
Bank and cash	3 497	3 497	–	–	–	–
Cash flows related to derivative financial assets gross settled:
Derivative contracts ̶ receipts	11 484	10 249	1 235	–	–	–
Derivative contracts ̶ payments	(11 330)	(10 108)	(1 222)	–	–	–
Accounts receivable(2)	5 633	4 297	1 208	107	21	–
Non-current financial liabilities
Long-term interest-bearing liabilities	(4 657)	(44)	(95)	(938)	(1 098)	(2 482)
Other long-term liabilities	(754)	–	–	(748)	–	(6)
Current financial liabilities
Short-term borrowings	(313)	(215)	(98)	–	–	–
Cash flows related to derivative financial liabilities gross settled:
Derivative contracts ̶ receipts	10 278	8 265	280	573	486	674
Derivative contracts ̶ payments	(10 245)	(8 366)	(243)	(568)	(467)	(601)
Accounts payable	(3 996)	(3 731)	(251)	(9)	(3)	(2)
Contingent financial assets and liabilities
Loan commitments given undrawn(3)	(495)	(71)	(172)	(174)	(78)	–
Loan commitments obtained undrawn(4)	1 566	(1)	(3)	1 570	–	–

(1)

Instruments that include a call feature have been presented at their final maturities, if any. Instruments that are contractually due beyond 3 months include EUR 701 million of instruments that have a call period of less than 3 months.

(2)	Accounts receivable maturity analysis does not include accrued receivables of EUR 1 247 million.
(3)	Loan commitments given undrawn have been included in the earliest period in which they could be drawn or called.
(4)	Loan commitments obtained undrawn have been included based on the period in which they expire. These amounts include related commitment fees.

EURm	Total	Due within 3 months	Due between 3 and 12 months	Due between 1 and 3 years	Due between 3 and 5 years	Due beyond 5 years
2016
Non-current financial assets
Long-term loans receivable	150	–	2	86	32	30
Current financial assets
Short-term loans receivable	62	32	28	2	–	–
Investments at fair value through profit and loss	326	–	1	272	53	–
Available-for-sale investments, including cash equivalents(1)	5 753	3 935	1 248	453	117	–
Bank and cash	3 276	3 276	–	–	–	–
Cash flows related to derivative financial assets net settled:
Derivative contracts ̶ receipts	42	18	(6)	30	–	–
Cash flows related to derivative financial assets gross settled:
Derivative contracts ̶ receipts	8 221	6 473	492	1 038	13	205
Derivative contracts ̶ payments	(7 942)	(6 404)	(440)	(962)	(5)	(131)
Accounts receivable(2)	5 895	4 430	1 354	106	5	–
Non-current financial liabilities
Long-term interest-bearing liabilities	(5 807)	(85)	(140)	(1 955)	(269)	(3 358)
Current financial liabilities
Short-term borrowings	(372)	(255)	(116)	(1)	–	–
Cash flows related to derivative financial liabilities gross settled:
Derivative contracts ̶ receipts	8 948	7 727	925	248	48	–
Derivative contracts ̶ payments	(9 187)	(7 867)	(995)	(272)	(53)	–
Accounts payable	(3 781)	(3 600)	(152)	(29)	–	–
Contingent financial assets and liabilities
Loan commitments given undrawn(3)	(223)	(30)	(83)	(110)	–	–
Loan commitments obtained undrawn(4)	1 564	(1)	(3)	1 568	–	–

(1)

Instruments that include a call feature have been presented at their final maturities, if any. Instruments that are contractually due beyond 3 months included EUR 566 million of instruments that have a call period of less than 3 months in 2016.

(2)	Accounts receivable maturity analysis did not include accrued receivables of EUR 1 077 million.
(3)	Loan commitments given undrawn have been included in the earliest period in which they could be drawn or called.
(4)	Loan commitments obtained undrawn have been included based on the period in which they expire. These amounts include related commitment fees.